UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 24, 2006
         ------------------------------------------------------------------

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


         Massachusetts              001-07172                 13-2755856
         ----------------------------------------------------------------
         (State or other       (Commission file No.)      (IRS Employer
          jurisdiction                                     of I.D. No.)
           incorporation)

           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
            (Address of principal executive offices)      (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

        --        Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

        --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))



==============================================================================

Item 1.01         Entry into a Material Definitive Agreement.

On November 24, 2006, BRT Realty Trust (the "registrant") and REIT Management Corp. entered into an Amended and Restated Advisory Agreement, effective as of January 1, 2007, amending and restating the Advisory Agreement, dated as of February 7, 1983, between the registrant and REIT Management Corp., as amended. Unless terminated earlier in accordance with the terms thereof, the Amended and Restated Advisory Agreement will terminate on December 31, 2010.

In accordance with the Amended and Restated Advisory Agreement, the registrant has retained REIT Management Corp. to perform services on behalf of the registrant, subject to the supervision of the Trustees of the registrant, including (i) serving as the registrant's advisor and consultant in connection with policy decisions to be made by the Trustees (ii) seeking out and presenting to the registrant, whether through its own efforts or those of third parties, suitable investment opportunities consistent with the registrant's investment policy, (iii) participating in the deliberations of the registrant's Loan Committee, and as requested, to provide officers, employees and consultants of REIT Management Corp. to act as members of the Loan Committee, (iv) supervising the performance of ministerial functions in connection with day to day management of the registrant's operations (including property inspections and construction supervisory services), (v) participating in the selection of consultants, mortgage bankers, investment bankers, etc., (vi) participating and negotiating on behalf of the registrant with investment bankers and others with respect to private placements, securities offerings and obtaining loans (credit lines), and (vii) performing such other services of a managerial or advisory nature as the Trustees may deem to be in the best interests of the registrant.

The Amended and Restatement Advisory Agreement provides (i) that officers, Trustees and employees of REIT Management Corp. may serve as officers, Trustees and employees of the registrant, and upon the approval of the registrant's Compensation Committee and Board of Trustees, such persons may receive compensation from the registrant and/or REIT Management Corp.; (ii) that the registrant shall pay its own expenses (and shall reimburse REIT Management Corp. for any expenses it has paid on behalf of the registrant); and (iii) that REIT Management Corp. and its affiliates may engage in any other business activities provided that it shall not act as an advisor to any person that has investment policies similar to those of the registrant, it offers the registrant any mortgage investment or opportunity it is contemplating for its own account or recommending to others if such investment or opportunity falls within the registrant's objectives or policies, the registrant has the financial resources to engage in such investment or opportunity and the registrant has rejected such investment or opportunity.

For services performed by REIT Management Corp. under the prior Advisory Agreement, it received an annual fee of 1/2 of 1% of invested assets (as defined in such agreement) other than mortgages receivable, subordinated land leases and investments in unconsolidated ventures, and 1% of mortgages receivable, subordinated land loans and investments in unconsolidated ventures. In addition, registrant's borrowers paid fees directly to REIT Management Corp. of 1% of the loan amount committed by the registrant upon the funding of the loan commitment (in each instance only after registrant was paid a 1% commitment or origination fee by its borrower). The Amended and Restated Advisory Agreement provides that the registrant shall pay to REIT Management Corp. a base fee of six tenths of 1% of the registrant's invested assets (as defined therein) and that registrant's borrowers pay REIT Management Corp. an incentive fee upon funding a loan of up to 1/2 of 1% of the total commitment amount, provided that the registrant has received a loan commitment fee of at least 1% of the total commitment amount from such borrowers.

The Chairman of the Board of the registrant is the sole shareholder of REIT Management Corp. Certain executive officers and/or Trustees of the registrant are officers and directors of REIT Management Corp. or act as consultants to REIT Management Corp. and receive compensation from REIT Management Corp. in the form of salary, bonus or consulting fees.

A copy of the Amended and Restated Advisory Agreement is attached hereto as
Exhibit 10.1. The foregoing is only a summary of some of the terms of the Amended and Restated Advisory Agreement. To review all of the terms and conditions of the Amended and Restated Advisory Agreement, you should read it in its entirety.

Item 1.02         Termination of a Material Definitive Agreement.

Reference is made to Item 1.01 above.

Item 9.01         Financial Statements and Exhibits.

                 (a) Financial Statements of Businesses Acquired.

                  Not applicable.

                  (b) Pro Forma Financial Information.

                  Not applicable.

                 (c) Shell Company Transactions.

                  Not applicable.

                  (d) Exhibits.

                  10.1 Amended and Restated Advisory Agreement, effective as of January 1, 2007, between BRT Realty Trust and REIT Management Corp.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRT REALTY TRUST



Date:     November 27, 2006           By: /s/ Simeon Brinberg
                                      -----------------------
                                      Simeon Brinberg
                                      Senior Vice President and Secretary

                                                           EXHIBIT 10.1


                                     AMENDED
                                       AND
                           RESTATED ADVIS0RY AGREEMENT

         Amended and Restated Advisory Agreement effective as of the 1st of January, 2007, by and between BRT Realty Trust and REIT Management Corp.

WITNESSETH:

         WHEREAS, BRT Realty Trust is qualified as a real estate investment trust as defined in the Internal Revenue Code of 1986;

         WHEREAS, REIT Management Corp. has provided services to BRT Realty Trust since 1983 pursuant to an advisory agreement dated February 7, 1983, as amended;

         WHEREAS, the Trustees of BRT Realty Trust have approved certain changes to the existing advisory agreement effective as of January 1, 2007;

         WHEREAS, the parties desire to reflect such changes in an amended and restated advisory agreement;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained the parties hereto agree that the advisory agreement as amended and restated shall provide as follows:

1. Definitions: As used in this Agreement, the following terms have the respective meanings set forth below:

                  "Advisor" means REIT Management Corp.

                  "Affiliate" means, with respect to any specified Person, (a) any other Person directly or indirectly controlling, controlled by, or under common control with such specified Person; (b) any individual who is an executive officer of such specified Person or any other Person described in clause (a) of this definition or (c) or any other Person directly or indirectly controlling, controlled by, or under common control with any individual or groups of individuals described in clause (b) of this definition.

                 "Agreement" means this Amended and Restated Advisory Agreement.

                  "Base Fee" means the fee payable to the Advisor pursuant to
         Section 9 of this Agreement.

                  "BRT" or "Trust" means BRT Realty Trust, a Massachusetts business trust.

                  "BRT Loan" means any loan that is made or advanced by BRT in the normal course of its business.

                  "Code" means the Internal Revenue Code of 1986, as amended or modified from time to time, together with any regulations and rulings thereunder.

                  "Declaration of Trust" means the Third Amended and Restated Declaration of Trust, of BRT, as same may hereafter be amended or restated.

                  "Fiscal Year" means a year commencing October 1 and ending September 30, as same may be changed by the Board of Trustees of BRT.

                  "GAAP" means generally accepted accounting principals applied on a consistent basis.

                  "Incentive Fee" means the fee which is payable to the Advisor pursuant to Section 10 of this Agreement.

                  "Independent Trustee" means a Trustee (a) who is not affiliated, directly or indirectly, with the Advisor, whether by ownership of, ownership interest in, employment by or, any material business or professional relationship with, or service as an officer or director of the Advisor and (b) who shall have been determined by the Nominating and Corporate Governance Committee of the Board of Trustees and by the Board of Trustees of BRT to be independent under applicable statutes and rules and regulations and New York Stock Exchange Corporate Governance Rules.

                  "Invested Assets" means the aggregate of all assets of BRT on the applicable balance sheet of the Trust, prepared on a consolidated basis in accordance with GAAP, including, without limitation, BRT Loans (including BRT Loans not earning interest and before allowances for possible losses), real estate properties, investments in unconsolidated ventures, and available for sale securities at market, without deduction for (a) mortgages and other security interests to which any of such assets are subject (b) accumulated depreciation and (c) amortization, but excluding (i) cash and cash items, (ii) amounts due from managing agents, (iii) rents and other receivables (except mortgages receivable and other receivables arising from the sale of Invested Assets), (iv) rent security, (v) prepaid expenses and deferred charges and (vi) obligations of municipal, state and federal governments and governmental agencies, other than securities of the FHA and VA and the Federal National Mortgage Association and the securities issued by governmental agencies or other similar securities that are backed by a pool of mortgages.

                  "Loan Committee" means the loan committee (or any similar committee or group) used by BRT to evaluate and approve any proposed or prospective BRT Loan.

                  "Loan Origination Fee" means with respect to any BRT Loan that is made or advanced by BRT, the aggregate fee (whether denominated as "points", "origination fee" or otherwise) that is paid by the borrower of a BRT Loan upon and as consideration for the initial making or advancement of a BRT Loan exclusive, however, of any portion of such fee that is paid or payable as a deposit or otherwise for reimbursement of loan origination expenses related to such BRT Loan.

                  "Person" means and include individuals, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies or associations, joint ventures, companies, trusts, banks, trust companies, business trusts or other entities and governments and agencies and political subdivisions thereof.

                  "REIT" means a corporation or trust which qualifies as a real estate investment trust described in Section 856 through 860 of the Code.

                  "Shareholder" means a holder of Shares.

                  "Shares" means the shares of beneficial interest, par value $3.00 per share, of the Trust.

                  "Trustees" means, collectively, the Persons who from time to time constitute the Board of Trustees of BRT.

         2. Prior Advisory Agreement Superseded. The Advisory Agreement dated February 7, 1983 is superseded by this Agreement in all respects as of January 1, 2007.

         3. Duties of Advisor. The Trust retains the Advisor to perform the services hereinafter set forth and the Advisor accepts such appointment, subject to the terms and conditions contained herein. In performance of this undertaking, subject to the supervision of the Trustees and consistent with the provisions of the Declaration of Trust, the Advisor shall perform the following services:

                  (a) serve as the Trustees' Advisor and consultant in connection with policy decisions to be made by the Trustees;

                  (b) seek out and present to the Trust, whether through its own efforts or those of third parties, suitable investment opportunities which are consistent with the investment objectives and policies of the Trust, as adopted by Trustees from time to time. It is understood that the primary investment policy of the Trust is to originate commercial mortgage loans;

                  (c) participate in the deliberations of the Loan Committee and, as requested by the Trust, to provide Advisor's, officers, employees and/or consultants to act as members of the Loan Committee. This includes, without limitation, reviewing proposed or prospective BRT Loans and issues related to defaulted, non-performing or delinquent BRT Loans;

                  (d) supervise the performance of any ministerial functions in connection with the management of the day to day operations of the Trust, subject to the supervision of the Trustees. This includes, but is not limited to property inspections in connection with BRT Loans and construction supervision in connection with BRT Loans which involve construction and development activities and any real property owned by the Trust or any joint venture in which the Trust has an equity interest;

                  (e) participate with the Trust in the selection of, and, on behalf of the Trust, conduct and maintain relations with and employ or enter into appropriate contracts with consultants, mortgage bankers, correspondents, lenders, technical advisors, brokers, under-writers, fiduciaries, escrow agents, banks, builders, developers, servicing companies, and other persons or entities acting in any other capacity deemed by the Trustees necessary or desirable to further the interests of the Trust;

                  (f) upon request by the Trustees, act as attorney in fact or agent of the Trust in acquisitions and dispositions of investments, in collecting funds of the Trust from borrowers and others, in disbursing the funds of the Trust, in paying the debts of the Trust, and in handling, prosecuting and settling any claims of the Trust, including the enforcement of any lease obligations and the foreclosure or other enforcement of any mortgage or other lien securing investments, and exercise its own sound discretion in doing so;

                  (g) upon request by the Trustees, participate and negotiate on behalf of the Trust with investment bankers and others with respect to the private placement or public offering of Shares, or other securities or obligations of the Trust, or with respect to the obtaining of loans (including credit lines with banking institutions) by the Trust, but in no event in such a way so that the Advisor shall be acting as a broker-dealer or underwriter for the Trust;

                  (h) upon request by the Trustees recommend investment opportunities and negotiate on behalf of BRT with respect to potential investments or the disposition thereof; invest or reinvest any funds of the Trust as authorized or directed by the Trustees;

                  (i) arrange for office space, office equipment, and accounting or computing equipment and all other services necessary to operate the business of the Trust, the cost of which is to be borne by the Trust (it being understood that some of these services may be provided to BRT by Affiliates of the Advisor pursuant to a cost sharing arrangement);

                  (j) perform such other services of a managerial or advisory nature as the Trustees may deem to be in the best interests of the Trust.

                  4. Information Furnished Advisor. The Trustees shall keep the Advisor informed with regard to the investment policy of the Trust, the capitalization policy of the Trust, and generally their current intentions as to the future business activities of the Trust. The Trust shall furnish the Advisor with a certified copy of all financial statements, a copy of each report prepared by the independent certified public accountants, and such other information with regard to the affairs of the Trust as the Advisor may from time to time reasonably request.

                  5. Advisor Responsibility re: Investments. The Advisor will endeavor to take appropriate action, including obtaining the opinion of counsel where appropriate, to see to it that any title to real estate invested in by the Trust is "marketable" title, that any lease included among investments of the Trust is valid and enforceable in accordance with its terms, that any mortgage securing any investment of the Trust shall be a valid lien upon the mortgaged property according to its terms, that any property forming part of the Trust's investment is insured against loss or damage by fire, with extended coverage, and against such other insurable hazards and risk as is customary and appropriate in the circumstances, and shall carry out the policies from time to time specified by the Trustees with regard to the protection of the Trust's investments.

                  6. REIT Qualification. Anything else in this Agreement to the contrary notwithstanding, the Advisor shall refrain from any action, which in its sole judgment made in good faith, or in the judgment of the Trustees, provided the Trustees give the Advisor written notice to such affect, would adversely affect the status of the Trust as a real estate investment trust pursuant to Section 856 of the Code or be prohibited by the Declaration of Trust. If action shall be ordered by the Trustees which the Advisor believes would adversely affect the foregoing status or contravene the terms of the Declaration of Trust, the Advisor shall promptly notify the Trustees and shall refrain from taking such action pending further clarification or instructions from the Trustees.

                  7. Other Activities of Advisor's Officers, Directors and Employees. Officers, directors and employees of the Advisor may serve as trustees, officers and employees of the Trust and may be compensated by the Trust for services rendered in such latter capacities, provided that any such compensation shall have been approved or ratified by the Compensation Committee of the Board of Trustees (which is composed of Independent Trustees). Officers, directors and employees of the Trust may receive compensation from the Advisor, provided that any such compensation is approved by the Compensation Committee of the Board of Trustees and the Board of Trustees.

                  8. Bond. If required by the Trustees, the Advisor will maintain a fidelity bond with a responsible surety company in an amount approved by the Trustees covering all officers, directors and employees of the Advisor handling funds of the Trust and any investment documents pertaining to the investments of the Trust. Any such bond shall protect the Trust against all losses from acts of such officers, directors and employees through theft, embezzlement, fraud, negligence, error and omission or otherwise. The premiums on such bonds shall be paid by the Trust.

                  9. Base Management Fee. The Advisor shall be paid a Base Management Fee at the annual rate of six tenths of one percent (.6%) on Invested Assets. The fee shall be computed within ten
                  (10) days after the end of each month by the Trust on an interim basis. Such computation shall be determined by the Trust A copy of such computation shall be delivered to the Advisor within such ten (10) day period, accompanied by payment of the interim fee shown to be payable. The monthly payments for each Fiscal Year shall be subject to adjustment within thirty (30) days after receipt by the Trust of the audited financial statements for such Fiscal Year. The fee pursuant to the above calculations shall be made based on the Invested Assets at the end of each quarter in the Fiscal Year and adjusted annually based on the average Invested Assets at the end of each quarter.

                  10. Incentive Fee. Each Loan Origination Fee shall be payable to the Advisor and the Trust as follows: (a) the first 1% of the borrower's BRT Loan shall be payable to the Trust, (b) up to the next 1/2 of 1%, if any, of the borrower's BRT Loan shall be payable to the Advisor, and (c) the balance, if any, of any Loan Origination Fee shall be payable to the Trust. The Advisor's portion of the Loan Origination Fee (if and to the extent paid by the borrower to BRT and not directly by borrower to the Advisor) shall be paid to Advisor by BRT within ten (10) days following collection of said fee, adjusted annually (if necessary) after the close of the applicable fiscal year.

                  11. Additional Services. If and to the extent that the Trust shall request the Advisor, or any director, officer or employee thereof to render services for the Trust other than those required to be rendered by the Advisor hereunder, such additional services shall be performed and only on terms (including compensation) agreed upon in advance between the Advisor and the Board of Trustees, including the Independent Trustees.

                  12. Expenses. Except as herein expressly otherwise provided, the Trust shall pay all of its expenses (and shall reimburse the Advisor for any of such expenses paid by the Advisor), and without limiting the generality of the foregoing, it is specifically agreed that the following expenses of the Trust shall be paid by the Trust:

(a)  interest, discount, commitment fees, and other costs for borrowed money;

(b) taxes on income or property, license and qualification fees, including franchise taxes and all taxes of any nature payable by the Trust;

(c) rental paid for office space used by Trust (provided that any rental paid to an Affiliate and payments made under any shared services arrangement with an Affiliate, shall be approved or ratified by the Board of Trustees, including the Independent Trustees.

(d) audit and accounting fees and expenses, and bookkeeping costs, charges, payroll costs and other bookkeeping expenses, including payments made under any shared servicing arrangement with an Affiliate, provided such payment shall be approved or ratified by the Board of Trustees, including the Independent Trustees.

(e) legal fees, expenses of litigation or other administrative or judicial proceedings involving the Trust, and other expenses for professional services;

(f)  charges  of  custodians,   transfer  agents,  registrars,  warrant  agents,
     dividend disbursing agents, brokers, underwriters and banks;

(g) expenses related to meetings of Trustees and Shareholders and filing reports with governmental authorities;

(h)  printing certificates for securities issued by the Trust;

(i) expenses in connection with reporting to shareholders, dividends and dividend distributions, including, but without limitation, all fees and charges of public relations and/or advertising agencies and other public relations and advertising expenses;

(j) expenses connected with the listing of securities of the Trust on any national securities exchange or with the issuance and distribution or the private placement of any securities of the Trust at any time, such as underwriting and brokerage fees, taxes, legal fees, printing costs, listing and registration fees, and other expenses of the type normally listed in
     Item 27 of Form S-11 as promulgated by the Securities and Exchange Commission for use under the Securities Act of 1933 and selling and promotional expenses related thereto;

(k) expenses connected with the acquisition, disposition, or ownership of investment assets, including, but not limited to, travel expenses, cost of appraisal, leasing, maintenance, repair, improvement and foreclosure of property, title insurance, abstract expenses and legal fees; premiums for insurance on property owned by or mortgaged to the Trust; and origination and mortgage servicing fees, finders' fees and real estate brokerage commissions;

(l)  fees for the management of real estate owned by the Trust;

(m) fees, other compensation and related expenses payable to the Trustees, officers, employees and independent contractors, consultants, managers, or agents, other than the Advisor;

(n) the expenses of organizing, revising, amending, converting, modifying, or terminating the Trust; and

(o)  payments required to be made by the Trust under the Declaration of Trust.

                  13. No Partnership or Joint Venture. The Trust and the Advisor are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

                  14. Other Activities of Advisor. Nothing in this Agreement shall prevent the Advisor or any of its Affiliates from engaging in other business activities related to real estate, mortgage investments or other investments, whether similar, or dissimilar to those made by the Trust. However, without the consent of the Board of Trustees, including the Independent Trustees, neither the Advisor nor any of its Affiliates shall act as Advisor to any other Person having investment policies substantially similar to those of the Trust. Before the Advisor or its Affiliates may take advantage of a mortgage investment or opportunity for their own account or recommend it to others, they are obligated to present it to the Trust if
                  (i) such investment or opportunity is within the Trust's investment objectives and policies, and (ii) the Trust has the financial resources to take advantage of such opportunity, and if (i) and (ii) are applicable the Trust has rejected such mortgage investment or opportunity.

                  15. Term. This Agreement shall continue in force until December 31, 2010 unless terminated by BRT or REIT as set forth below.

                  16. Assignment. This Agreement shall terminate automatically in the event of its assignment by the Advisor, unless such assignment is consented to in writing by the Trust. Such an assignment, if consented to by the Trust, shall bind the assignee hereunder in the same manner as the Advisor is bound hereunder. This Agreement is not assignable by the Trust without the written consent of the Advisor, except in the case of assignment by the Trust to a corporation or other organization which is a successor to all or substantially all of the business and assets of the Trust, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Trust is bound hereunder. Notwithstanding anything to the contrary herein, Advisor may assign this Agreement to or have services performed by a wholly owned subsidiary of Advisor but such shall not release Advisor from its obligations.

                  17. Termination. (a) The Trust may terminate this Agreement effective sixty (60) days after notice of termination from the Trust to the Advisor in the event that there shall have occurred any act of fraud, misappropriation of funds, embezzlement against the Trust or other willful and material violation of this Agreement by Advisor in its corporate capacity (as distinguished from acts of any employees which are taken without the complicity of any of the executive officers of the Advisor); provided that any willful and material violation continues for a period of thirty (30) days after written notice thereof specifying such violation and requesting that same be remedied within such thirty (30) day period.

                  (b) At the option of the Trustees, this Agreement shall be terminated immediately upon written notice of termination from the Trustees to the Advisor:

                  (i) if the Advisor shall be adjudged bankrupt or insolvent by a court of competent jurisdiction, or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator or trustee of the Advisor, or of all or substantially all of its property by reason of the foregoing, or approving any petition filed against the Advisor for its reorganization, and such adjudication or order shall remain in force or unstayed for a period of 30 days; or

                  (ii) if the Advisor shall institute proceedings for voluntary bankruptcy or shall file a petition seeking reorganization under the Federal bankruptcy laws, or for relief under any law for the relief of debtors, or shall consent to the appointment of a receiver of itself or of all or substantially all of its property, or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally, as they become due.

                  The Advisor agrees that if any of the events specified in subsection (b) of this Section 17 shall happen, it will give written notice thereof to the Trustees within seven days after the happening of such event.

                  18. Obligation Upon Termination. From and after the effective date of termination of this Agreement, pursuant to Sections 16 or 17 hereof, the Advisor shall not be entitled to compensation for further services hereunder. The Advisor shall forthwith upon such termination:

                  (a) pay over to the Trust all money held for the account of the Trust pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;

                  (b) deliver to the Trustees an accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Trustees; and

                  (c) deliver to the Trustees all property and documents of the Trust then in the custody of the Advisor.

                  19. Notice. Any notice, report, or other communication, required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report, or other communication is accepted by the party to whom it is given, and shall be given by being delivered, mailed by first class mail to or sent by overnight delivery service (federal express or similar service) to the following addresses of the parties hereto:

              The Trustees and/or the Trust:

                           Suite 303
                           60 Cutter Mill Road
                           Great Neck, New York  11021

              The Advisor:

                           Suite 303
                           60 Cutter Mill Road
                           Great Neck, New York  11021


         Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 19.

         20. Amendments. This Agreement shall not be changed or modified in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise as provided herein.

         21. Successors. This Agreement shall bind any successors or assigns of the parties hereto as herein provided subject to the provisions of
         Section 16 hereof.

         22. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect.

         23. Limitation of Liability. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Trustees in following or declining to follow any advice or recommendations of the Advisor. The Advisor, its directors, officers, shareholders and employees, shall not be liable to the Trust, the Trust's Shareholders, or others, except by reason of acts constituting bad faith, willful misfeasance, gross negligence or reckless disregard of their duties or for failure to act in good faith in the reasonable belief that such action was in the best interests of the Trust. The Advisor may accept and rely upon the advice and opinion of the Trust's counsel as to all legal and tax matters and of the Trust's accountants as to all matters relating to accounting and the financial statements and books of account of the Trust, and shall be fully protected in so doing. Each party indemnifies the other to the extent of insurance coverage.

         24. Declaration of Trust. Reference is hereby made to the Third Amended and Restated Declaration of Trust of BRT Realty Trust, dated as of October 5, 2005, a copy of which, together with any amendments thereto is on file in the office of the Secretary of the Commonwealth of Massachusetts. The name "BRT Realty Trust" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer or agent of BRT Realty Trust shall be held to any personal liability hereunder; nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or otherwise in connection with the affairs of said BRT Realty Trust, but the Trust estate only shall be liable.

         25. Headings. The section headings hereof have been intended for convenience of reference only and shall not be construed to offset the meaning, construction or effect of this Agreement.





IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

                                   BRT REALTY TRUST



                                   By:  ______________________
                                   Simeon Brinberg, Sr. Vice President


                                   REIT MANAGEMENT CORP.



                                   By:  _______________________
                                   Seth Kobay, Vice President